For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Agios Pharmaceuticals, Inc.


2.   Date of Purchase:  July 23, 2013


3.   Number of Securities Purchased:  1,100


4.   Dollar Amount of Purchase:  $19,800


5.   Price Per Unit:  $18.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities LLC
Goldman Sachs & Co
Cowen and Company
Leerink Swann



For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  WCI Communities, Inc.


2.   Date of Purchase:  July 24, 2013


3.   Number of Securities Purchased:  3,600


4.   Dollar Amount of Purchase:  $54,600


5.   Price Per Unit:  $15.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities LLC
Credit Suisse
Citigroup
Zelman Partners LLC
FBR
Raymond James




For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Growth Portfolio


1.   Name of Issuer:  Taylor Morrison Home Corp.


2.   Date of Purchase:  April 29, 2013


3.   Number of Securities Purchased:  24,500


4.   Dollar Amount of Purchase:  $539,000


5.   Price Per Unit:  $22.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Citigroup Global Markets, Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
JP Morgan Securities LLC
Zelman Partners LLC
HSBC Securities (USA) Inc.
Wells Fargo Securities, LLC
FBR Capital Markets & Co
JMP Securities LLC



For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Evertec, Inc.


2.   Date of Purchase:  April 11, 2013


3.   Number of Securities Purchased:  3,300


4.   Dollar Amount of Purchase:  $66,000


5.   Price Per Unit:  $20.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman Sachs & Co
JP Morgan
Deutsche Bank Securities
Morgan Stanley
BofA Merrill Lynch
Credit Suisse Securities (USA) LLC
UBS Investment Bank
William Blair
Apollo Global Securities
Popular Securities




For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Growth Portfolio


1.   Name of Issuer:  Chuy Holdings, Inc.


2.   Date of Purchase:  April 12, 2013


3.   Number of Securities Purchased:  4,040


4.   Dollar Amount of Purchase:  $133,320.00


5.   Price Per Unit:  $33.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Raymond James & Associates, Inc.


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Jefferies LLC
Robert W. Baird
KeyBanc Capital Markets
Raymond James & Assoc
Stephens Inc.


For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  SeaWorld Entertainment


2.   Date of Purchase:  April 18, 2013


3.   Number of Securities Purchased: 14,500


4.   Dollar Amount of Purchase:  $391,500


5.   Price Per Unit:  $27.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman Sachs
JP Morgan
Citigroup Global Markets Inc.
BofA Merrill Lynch
Barclays
Wells Fargo
Blackstone Capital Markets
Lazard Capital Markets
Macquarie Capital
KeyBanc Capital Markets
Nomura
Drexel Hamilton
Ramirez & Co


For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Cyan Inc.


2.   Date of Purchase:  May 8, 2013


3.   Number of Securities Purchased:  12,500


4.   Dollar Amount of Purchase:  $137,500


5.   Price Per Unit:  $11.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman Sachs & Co
JP Morgan Securities
Jefferies LLC
Pacific Crest Securities LLC














For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  PennyMac Financial


2.   Date of Purchase:  May 8, 2013


3.   Number of Securities Purchased:   3,400


4.   Dollar Amount of Purchase:  $61,200


5.   Price Per Unit:  $18.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Citigroup Global Markets Inc.
BofA Merrill Lynch
Credit Suisse Securities
Goldman Sachs & Co
Barclays Capital Inc.
JP Morgan Securities
Morgan Stanley & Co
Wells Fargo Securities, LLC










For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  William Lyon Homes, Inc.


2.   Date of Purchase:  May 15, 2013


3.   Number of Securities Purchased:  8,100


4.   Dollar Amount of Purchase:  $202,500


5.   Price Per Unit:  $25.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Citigroup Global Markets, Inc.
JP Morgan Securities LLC
Zelman Partners LLC
Houlihan Lokey Capital Inc.
Comerica Securities, Inc.












For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Tableau Software, Inc.


2.   Date of Purchase:  May 16, 2013


3.   Number of Securities Purchased:  4,700


4.   Dollar Amount of Purchase:  $145,700


5.   Price Per Unit:  $31.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman Sachs & Co
Morgan Stanley & Co
Credit Suisse Securities
JP Morgan Securities
UBS Investment Bank
BMO Capital Markets
JMP Securities LLC











For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Growth Portfolio


1.   Name of Issuer:  PGT, Inc.


2.   Date of Purchase:  May 21, 2013


3.   Number of Securities Purchased:   44,966


4.   Dollar Amount of Purchase:  $348,494.25


5.   Price Per Unit:  $7.75


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Credit Suisse


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse
Raymond James
Deutsche Bank Securities
RBC Capital Markets
SunTrust Robinson Humphrey













For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Ply Gem Holdings, Inc.


2.   Date of Purchase:  May 22, 2013


3.   Number of Securities Purchased:   5,400


4.   Dollar Amount of Purchase:  $113,400


5.   Price Per Unit:  $21.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities
Credit Suisse Securities
Goldman Sachs & Co
UBS Securities LLC
Deutsche Bank Securities
Zelman Partners LLC
BB&T Capital Markets
Stephens Inc.











For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Gogo, Inc.


2.   Date of Purchase:  June 20, 2013


3.   Number of Securities Purchased:  8,700


4.   Dollar Amount of Purchase:  $147,900


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley

7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
Morgan Stanley & Co
JP Morgan Securities
UBS Securities LLC
Allen & Company LLC
Evercore Group LLC
William Blair & Co













For the semi-annual period ended 10/31/13
File number 811-07064

     SUB-ITEM 77-0

     EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  NanoString Technologies, Inc.


2.   Date of Purchase:  June 26, 2013


3.   Number of Securities Purchased:   20,800


4.   Dollar Amount of Purchase:  $208,000


5.   Price Per Unit:  $10.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley


7.   Other Members of the Underwriting Syndicate
   See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities
Morgan Stanley & Co
Leerink Swann LLC
Robert W. Baird